UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 21, 2003

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91320 Industrial Way, Coburg, Oregon		97408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (541) 686-8011

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 21, 2003 reporting the results of operations for Monaco Coach Corporation for its third quarter ended September 30, 2003.

99.2	Transcript of October 21, 2003 earnings conference call for Monaco Coach Corporation.

ITEM 12.	Results of Operations and Financial Condition

On October 21, 2003, Monaco Coach Corporation issued a press release and held a conference call regarding its financial results for its third quarter of fiscal 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and a copy of the transcript of the earnings conference call is furnished as Exhibit 99.2 to this Form 8-K.

Pursuant to General Instruction B.6 of Form 8-K, these exhibit are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but are instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2003	MONACO COACH CORPORATION

	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 21, 2003 reporting the results of operations for Monaco Coach Corporation for its third quarter ended September 30, 2003.

99.2	Transcript of October 21, 2003 earnings conference call for Monaco Coach Corporation.